                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 of our report dated 28th August 1998 on our audit of the consolidated financial statements of Ferro Metal and Chemical Corporation Limited for the year ended 30th June 1996.

WILSON WRIGHT & CO.,
Chartered Accountants
and Registered Auditors,
71 Kingsway,
London WC2B  6 ST.

                                                        Date: 17th December 1998

                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 of our report dated 29th September 1998 on our audit of the consolidated financial statements of Wychem Limited for the year ended 30th June 1996.

WILSON WRIGHT & CO.,
Chartered Accountants
and Registered Auditors,
71 Kingsway,
London WC2B  6 ST.

                                                        Date: 17th December 1998